UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

September 15, 2011
Date of Report (Date of Earliest event reported)

STAKOOL, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-24723	88-0393257
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

8640 Philips Highway, Suite 5, Jacksonville, FL  32256
 (Address of principal executive offices)  (Zip Code)

(904) 425-1209
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 1 – Registrant’s Business and Operations

Item 1.01: Entry into a Material Definitive Agreement.

On June 16, 2011, Stakool, Inc. entered into a Letter of Intent of Sale and Purchase with Anthus Life Corp., a privately held Nevada corporation.  On July 20, 2011, Stakool, Inc. and Anthus Life Corp. executed an Agreement of Sale and Purchase wherein Anthus Life Corp received 77,588,470 shares of Stakool, Inc. 79,388,470 issued and outstanding shares of Stakool, Inc. common shares, in exchange for scheduled payments totaling Three Hundred Fifty Thousand Dollars ($350,000). This Agreement was amended on October 25, 2011, with substantially the same terms of the original Agreement; the time for scheduled payments was extended. Additional terms include the following:

•	All officers and directors of Stakool, Inc. have resigned from their respective positions and Peter Hellwig has been elected to serve as President and Director of Stakool, Inc.;

•	Mr. Hellwig will appoint the Company’s new Board of Directors;

•	Outstanding convertible notes held by the Company will be satisfied with payments received by Anthus Life Corp.;

•	The Company entered into a six month Consulting Agreement with Kyle Gotshalk;

•	The Company and Anthus Life Corp will each be reasonably satisfied with their respective due diligence investigation and review of the other.; and

•	Both parties will cooperate one with the other in facilitating the transactions contemplated by the Agreement

In the last 15 years, Mr. Hellwig, Director, and President/CEO of Anthus Life Corp. has focused on various aspects of Sales, Marketing, Business Management, Finance, Research and Development for numerous companies.  He has served as Director and President/CEO for Anthus for the past two years and the purchase of Stakool, Inc. will utilize Stakool’s contacts within the hospitality market, motion picture industry and video production industry to help move Anthus Life’s products into that market.

On October 20th, 2011 Peter Hellwig, as Director and President of Stakool, and on behalf of the Company, entered into a Consulting Agreement with Kyle Gotshalk to stay on with the Company for six months as a Consultant to the Company while going through the restructure and reorganization and to introduce the Company to his contacts throughout the industry.

Section 2 – Financial Information

Item 2.01:  Completion of Acquisition or Disposition of Assets.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

The following discussion should be read in conjunction with the financial statements and notes included in this Form 8-K, under Item 9.1 and entitled Financial Statements.

ANTHUS LIFE is founded on the belief that everyone has the power to make healthy lifestyle choices. At ANTHUS LIFE, our motivating mission is to:

•	Source or manufacture and distribute innovative products made with all certified natural and/or organic ingredients

•	Conduct continual research and development of high performance “green” products
•	Grow by engaging strategic partners who have proven distribution
•	Sustain above-average annual top-line growth with a gross profit of 35% plus
•	Instill a corporate culture that empowers our fellow workers with dedication and enthusiastic team spirit

•	Apply sensitive and respectful practices to promote sustainable social relationships and responsible corporate governance

•	Maintain strong business growth through profitable and complementary acquisitions

ANTHUS LIFE strives to become one of the leading suppliers of natural and organic products by fulfilling the highest standards for quality, consistency, sustainability, product assortments, value-added support services and integrity in our business and personal relationships.  Through trust and our commitment to quality we will build a loyal consumer following throughout North America.

ANTHUS LIFE has formally launched 8 natural health bars; in 2011/2012 we will be looking to introduce additional USDA Organic Certified health bars as well as other natural and organic, health and wellness oriented products.

Nutritional and dietary criteria that ANTHUS LIFE adheres to are based on review and approval by accredited scientific food agencies and standards as set by government organizations.  The Company will take acute consideration to effectively produce and package the best tasting product that is “good and better” for the consumer.

An experienced core management team is in place and has reviewed, studied and analyzed the natural and/or organic product market. ANTHUS LIFE will establish a procurement program and will work with outside professionals to build ANTHUS LIFE’s business, create brands through eco friendly packaging and distinctive labeling, and develop key distribution relationships.

The strategy is to have ANTHUS LIFE’s brand name strongly associated on all their distributed products and to focus on finding and developing the best USDA certified natural and/or organic food product options for North America. In fact, during 2011 and 2012, ANTHUS LIFE will introduce additional USDA Certified Organic health bars.  Also, for 2011 and 2012, ANTHUS LIFE’s R&D team is diligently working to develop additional product line extensions to include energy drinks, additional health food items as well as the potential integration of advanced technologies such as nutraceuticals, etc.

ANTHUS LIFE has secured a manufacturer with the requisite governmental approval, having completed the package design and is distributing the initial product offering.  ANTHUS LIFE is excited about the opportunity to bring healthy, great tasting, and natural and/or organic food products at affordable prices to the mass North American market.

ANTHUS LIFE’s initial product launch includes 8 Health Bars that have:

•  no refined sugar  •  no artificial flavors  •  low sodium •  no genetically modified products  •  no preservatives •  no trans fat •  no gluten  •  no cholesterol • no dairy products, and no wheat.

ANTHUS LIFE is targeting the following consumers:  (i) those who are already knowledgeable on the benefits of natural and/or organic foods; presenting a viable opportunity for them to taste, switch, and become loyal, to our product; (ii) parents of young children wanting a healthy snack alternative and linking the need of healthy benefits and well being, value in the price, and volume and quality; (iii) organizations in need of fundraising programs; and (iv) companies in search for new product line under their brand to add to their revenue stream.

We believe that once the consumer tastes our product line, he or she will become a loyal consumer and will seek out our product because of the health benefits, value in price, quality of the product and the good taste of the product, thus becoming a returning and loyal consumer.

Market indicators over the past 5 years show that the natural and/or organic product market is expanding fast, and it is only a matter of time before it enters into mainstream retailing. Even though most supermarkets sell natural and/or organic products it is our belief that consumers cannot identify with just one brand when shopping for natural and/or organic. The offerings are confusing and because they are mixed in with regular products they often become line extensions of existing products. We believe that the consumer market is ready to identify with a brand dedicated to quality, reasonably priced, great tasting organic packaged products for both children and adults.

According to the Organic Trade Association, organic product sales have grown at about a 20% annual rate since 1990. Organic Trade Association (OTA) is a membership-based business association that concentrates on the organic business community in North America and is located in Greenfield, MA. A March 9, 2006 article published by “Reuters Food Summit” (an internet service of the Reuters Foundation), indicates major signs showing that the natural and/or organic foods are gathering speed and that mainstream acceptance is forcing big box stores, such as Wal-Mart Inc., to double its offering of organic products in its stores.

Further research shows consumers of various states, such as Washington and Oregon, for example, conscious of buying green and organic.  Recent market research by Mambo Sprouts Marketing released in 2008, explained that consumers in Washington and Oregon see buying ‘green’ as a priority. More than nine in ten consumers (92%) reported buying the same (54%) or more (38%) environmentally friendly products compared to six months ago.

Revenue Recognition — Our revenues are generated from the processing of product, primarily energy bars made from natural products, which we manufacture, package and distribute. Our revenue is also relative to the day to day price of natural elements and is dependent on health conscious consumers.

REVENUE FOR ANTHUS LIFE CORP.

The amount of revenue generated for the twelve months ended December 31, 2010, amounted to $4,813.

GENERAL AND ADMINISTRATIVE EXPENSES FOR ANTHUS LIFE CORP.

Expenses for the twelve months ended December 31, 2010, were $190,844.

NET LOSS FOR ANTHUS LIFE CORP.

Net loss for the twelve months ended December 31, 2010, was $193,657.  We recorded a net loss derived from continuing operations as a development stage company.  The continuing operations of the company, to include all general and administrative expenses, are essential for the company to develop its brand in the marketplace.  In comparison to other companies in this market category, the company has been able to maintain very low operating costs.  As a result the company expects to turn to profitability rapidly once revenue of significance is realized.

LIQUIDITY AND CAPITAL RESOURCES FOR ANTHUS LIFE CORP.

Cash Flow

The following table sets forth a summary of our cash flow for the periods indicated below:

Twelve Months Ended
Dec. 31, 2010
Net cash used in operating activities	$(174,378)
Net cash used by financing activities	$(38,034)
Net cash value used in investing activities	$293,900
Net increase (decrease) in cash and cash equivalents	$81,488
Cash and cash equivalents at the end of the period	$87,431

Operating Activities

Our net cash used in operating activities during the twelve months ended December 31, 2009, was ($107,857). Cash used in operating activities increased during the current period primarily due to an increase in operating expenditures.

Cash Flows from Investing and Financing Activities

Cash used in financing activities during the twelve months ended December 31, 2010 was $299,650, and cash flow from investing activities was incurred by the issuance of 2,996,500 Common Stock. The increase in financing investing activities during the twelve months ended December 31, 2010, was attributed to continued income from paid-in capital from investment activities.

BENEFICIAL OWNERSHIP OF COMMON STOCK

Beneficial Owner	Amount of Stock Owned	% Ownership

Peter Hellwig
President/Treasurer/Director	25,000,000	28.7%

Kenji Katayama
Secretary/Director	25,000,000	28.7%

Christian Breda
Director	25,000,000	28.7%

The financials of Stakool, Inc. have been filed through the quarter ending June 30, 2011, under Form 10-Q and are included here as an exhibit.  The financial statements for Anthus Life Corp are also included here as an exhibit.  The next quarter filing for the period ending September 30, 2011, will include consolidated financial statements of Stakool, Inc. and Anthus Life Corp.

Anthus Life Corp has agreements in place with the following companies/individuals:

Shannon Miller Lifestyle – Anthus Life has entered into an annual renewable agreement with Shannon Miller Lifestyle wherein Shannon Miller will be a spokesperson for the Company, and specifically endorses one of the product lines of the company.

Delphina Group – Anthus Life has entered into a five year agreement for outsourced services with Delphina Group.  This Agreement incorporates services for product development, outsourced sales and lead development, outsourced customized marketing services, distribution network development, private label product management, and formulary development.

Anthus Life also has various manufacturer and distribution representative agreements in place that will be entered into and changed in the ordinary course of daily business.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

THE COMPANY IS SUBJECT TO THE RISKS INHERENT IN THE CREATION OF A NEW BUSINESS.

The Company is subject to substantially all the risks inherent in the creation of a new business. As a result of its small size and capitalization and limited operating history, the Company is particularly susceptible to adverse effects of changing economic conditions and consumer tastes, competition, and other contingencies or events beyond the control of the Company. It may be more difficult for the Company to prepare for and respond to these types of risks and the risks described elsewhere in this Registration Statement than for a company with an established business and operating cash flow. If the Company is not able to manage these risks successfully, the Company’s operations could be negatively impacted. Due to changing circumstances, the Company may be forced to change dramatically, or even terminate, its planned operations.

CHANGES IN CONSUMER PREFERENCES AND DISCRETIONARY SPENDING MAY HAVE A MATERIAL ADVERSE EFFECT ON OUR REVENUE, RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Shifts in consumer preferences away from our products, our inability to develop new products that appeal to consumers, or changes in our product mix that eliminate items popular with some consumers could harm our business. Also, our success depends to a significant extent on discretionary consumer spending, which is influenced by general economic conditions and the availability of discretionary income. Accordingly, we may experience declines in revenue during economic downturns or during periods of uncertainty. Any material decline in the amount of discretionary spending could have a material adverse effect on our sales, results of operations, business and financial condition.

FLUCTUATIONS IN VARIOUS COMMODITY, PACKAGING AND SUPPLY COSTS, COULD ADVERSELY AFFECT OUR OPERATING RESULTS.

The prices of the main ingredients in our offerings can be highly volatile.  Supplies and prices of the various products that we use to prepare our products can be affected by a variety of factors, such as weather, seasonal fluctuations, demand, politics and economics in the producing countries. An increase in pricing of any major ingredients that we use in our products could have a significant adverse effect on our profitability In addition; higher diesel prices have, in some cases, resulted in the imposition of surcharges on the delivery of commodities to distributors. Additionally, higher diesel and gasoline prices may affect our supply costs and may affect our sales going forward. To help mitigate the risks of volatile commodity prices and to allow greater predictability in pricing, we hope to enter into fixed price or to-be-fixed priced purchase commitments. We cannot assure you that these activities will be successful or that they will not result in our paying substantially more than would have been required absent such activities.  We do not presently have any multi-year pricing agreements (with fixed processing costs), and none with guaranteed volume commitments.

LITIGATION AND PUBLICITY CONCERNING PRODUCT QUALITY, HEALTH AND OTHER ISSUES, WHICH CAN RESULT IN LIABILITIES AND ALSO CAUSE CUSTOMERS TO AVOID OUR PRODUCTS, WHICH COULD ADVERSELY AFFECT OUR RESULTS OF OPERATIONS, BUSINESS AND FINANCIAL CONDITION.

Beverage and food service businesses can be adversely affected by litigation and complaints from customers or government authorities resulting from food and beverage quality, illness, injury or other health concerns or operating issues stemming from one retail location or a limited number of retail locations. Adverse publicity about these allegations may negatively affect us, regardless of whether the allegations are true, by discouraging customers from buying our products. We could also incur significant liabilities, if a lawsuit or claim results in a decision against us, or litigation costs, regardless of the result.

BEVERAGE AND FOOD SAFETY CONCERNS AND INSTANCES OF FOOD-BORNE ILLNESSES COULD HARM OUR CUSTOMERS, RESULT IN NEGATIVE PUBLICITY AND CAUSE THE TEMPORARY CLOSURE OF SOME CUSTOMERS’ STORES AND, IN SOME CASES, COULD ADVERSELY AFFECT THE PRICE AND AVAILABILITY OF FRUITS, ANY OF WHICH COULD HARM OUR BRAND REPUTATION, RESULT IN A DECLINE IN SALES OR AN INCREASE IN COSTS.

We consider food and beverage safety a top priority and will dedicate substantial resources towards ensuring that consumers enjoy high-quality, safe and wholesome products. However, we cannot guarantee that controls and training will be fully effective in preventing all food-borne illnesses. Furthermore, reliance on third-party suppliers and distributors increases the risk that food-borne illness incidents (such as E. coli, Hepatitis A, Salmonella or Listeria) could occur outside of our control and at multiple locations.

Instances of food-borne illnesses, whether real or perceived, and whether at our customers’ stores or those of our competitors, could harm consumers and otherwise result in negative publicity about us or the products we serve, which could adversely affect sales. If there is an incident involving customers’ C-stores and other approved channels serving contaminated products, consumers may be harmed, our sales may decrease and our brand name may be impaired. If consumers become ill from food-borne illnesses, we could be forced to temporarily suspend some operations. If we react to negative publicity by changing our products or other key aspects of the ALC experience, we may lose customers who do not accept those changes, and may not be able to attract enough new customers to produce the revenue needed to make our operations profitable. In addition, we may have different or additional competitors for our intended consumers as a result of making any such changes and may not be able to compete successfully against those competitors. Food safety concerns and instances of food-borne illnesses and injuries caused by food contamination have in the past, and could in the future, adversely affect the price and availability of affected ingredients and cause consumers to shift their preferences, particularly if we choose to pass any higher ingredient costs along to consumers. As a result, our costs may increase and our sales may decline. A decrease in customer traffic as a result of these health concerns or negative publicity, or as a result of a change in our products or smoothie experience or a temporary suspension of any of our customer operations, could materially harm our business.

THE FOOD SERVICE INDUSTRY HAS INHERENT OPERATIONAL RISKS THAT MAY NOT BE ADEQUATELY COVERED BY INSURANCE.

We can give no assurance that we will be adequately insured against all risks or that our insurers will pay a particular claim. Furthermore, in the future, we may not be able to obtain adequate insurance coverage at reasonable rates for our operations. We may also be subject to calls, or premiums, in amounts based not only on our own claim records but also the claim records of all other members of the protection and indemnity associations through which we may receive indemnity insurance coverage for tort liability. Our insurance policies may also contain deductibles, limitations and exclusions which, although we may believe are standard in the food service industry, may nevertheless increase our costs.

THE PLANNED INCREASE IN THE NUMBER OF OUR CUSTOMERS’ STORES MAY MAKE OUR FUTURE RESULTS UNPREDICTABLE.

Our future results depend on various factors, including successful selection of new markets, market acceptance of the ALC experience, consumer recognition of the quality of our products and willingness to pay our prices (which reflect our often higher ingredient costs,) the quality and performance of our equipment and general economic conditions. In addition, as with the experience of other retail food and beverage concepts who have tried to expand nationally, we may find that the ALC concept has limited or no appeal to customers in new markets or we may experience a decline in the popularity of the ALC experience. Newly opened customers’ stores may not succeed, future markets may not be successful and average store revenue may not meet expectations.

Section 3 – Securities and Trading Markets

Item 3.02:  Unregistered Sales of Equity Securities.

Anthus Life Corp. has issued Common Stock to certain individuals under a Private Placement Memorandum and for services rendered.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01:  Changes in Registrant’s Certifying Accountant

Stakool, Inc. has utilized the services of Kramer Weisman & Associates of Florida as its certifying accountant, while Anthus Life Corp. has utilized the services of Silberstein Ungar, PLLC CPAs and Business Advisors, of Michigan, to audit its financial statements for its privately owned company.  Silberstein Ungar will continue to prepare the audited financial statements and will consolidate Stakool, Inc.’s financial statements with Anthus Life Corp.’s financial statements in preparation for our 10-Q filing for the period ended September 30, 2011.

Section 5 – Corporate Governance and Management

Item 5.01:  Changes in Control of Registrant

On July 22, 2011, Officers and Directors of Stakool, Inc. signed a Purchase Agreement with Director and Officer of Anthus Life Corp. wherein Anthus Life Corp., purchased assets of Stakool, Inc. and took control of Stakool, Inc.

Item 5.02:  Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22, 2011, Kyle Gotshalk and Cherish Adams resigned as Directors and Officers of Stakool, Inc. and Peter Hellwig was elected as President and Director; Mr. Hellwig will appoint a new Board of Directors.

On August 11, 2011, the Board of Directors resolved to cancel a Multiple Advance Promissory Notes which had not been acted on; a Multiple Advance Promissory Note held by Ender Company Assets, Inc. was cancelled and 20,000,000 shares returned to the Company.

On August 11, 2011, the Board of Directors resolved to cancel a Multiple Advance Promissory Notes which had not been acted on; a Multiple Advance Promissory Note held by IrishMist Consultants, Ltd. was cancelled and 20,000,000 shares returned to the Company.

Item 5.06: Change in Shell Company Status

To our best knowledge and belief, the Issuer is not now, and never has been, a shell company, and herein offers a brief history of the restructuring and reorganization of the company to date below:

On February 12, 2008, East Coast Realty Ventures, LLC (ECRV, LLC) purchased from Airport Road Associates One, LLC ("Airport LLC"), the then controlling shareholder of the issuer, 900,000 shares of Preferred Stock and 25,865,000 shares of Common Stock in a privately negotiated transaction. ECRV, LLC paid $153,750 for the Preferred and Common Stock.

As of February 12, 2008, ECRV, LLC may be deemed to have sole voting power over 132,873,855 shares of Common Stock (which includes the 107,008,855 votes from the Series A Shares) and dispositive power over 81,553,282 shares of Common Stock (which includes shares of Common Stock issuable upon the conversion of the Series A Shares). Airport LLC may be deemed to have shared voting and dispositive power over no shares of Common Stock.

As of February 12, 2008, Frederic Richardson may be deemed to have sole voting and dispositive power over no shares of Common Stock and may be deemed to have shared voting power over 132,873,855 shares of Common Stock (which includes the 107,008,855 votes from the Series A Shares held by Airport LLC) and shared dispositive power over 81,553,282 shares of Common Stock (which includes shares of Common Stock issuable upon the conversion of the Series A Shares held by Airport LLC).

On March 26, 2008, ECV Holdings, Inc. (“ECV”) is a corporation formed under the laws of Delaware. On April 4, 2008, ECV entered into a stock for membership interest agreement with East Coast Realty Ventures, LLC (“ ECRV ”) which owned all of the issued and outstanding capital (the “ Membership Interest ”) of ECRV Hanover LeaseCo, LLC (the “ Hanover ”), ECRV Clinton LeaseCo, LLC (the “ Clinton ”), and ECRV FM LeaseCo, LCC (the “ Absecon ”). Hanover, Clinton, and Absecon are limited liability companies organized under the law of the State of Delaware. As a result of the stock for membership interest transaction, ECV acquired 100% of the membership interest in Hanover, Clinton and Absecon by issuing Frederic Richardson 100,000 shares of its common stock.

Effective May 8, 2008, ECV entered into a share exchange agreement with Frederic Richardson, and FLNU, a non-reporting small public company listed on the Pink Sheets Grey Market, whereby, Frederic Richardson transferred to FLNU 100% of the issued and outstanding common stock of ECV, in exchange for 28,000,000 shares of common stock of FLNU, which represents 80% of FLNU’s outstanding common stock. As a result of the share exchange transaction, Hanover, Clinton and Absecon became the wholly owned subsidiaries of FLNU.

On October 21, 2008 (“the Closing Date”), the Company acquired all of the issued and outstanding common stock of ECV Holdings, Inc., (“ECV”) a Delaware corporation, in accordance with the Share Exchange Agreement.  On the Closing Date, pursuant to the terms of the Securities Exchange Transaction, the Company acquired all of the outstanding common stock of ECV from Flora Nutrients, Inc. (“FLNU”). In exchange, the Company issued FLNU 50,000,000 common stock, or approximately 99.912% of the Company’s common stock outstanding.

The Company conducts its business operations through ECRV Hanover LeaseCo, LLC (“Hanover”), ECRV Clinton LeaseCo, LLC (“Clinton”), and ECRV FM LeaseCo, LCC (“Absecon”).

Hanover was organized as a limited liability company under the laws of the State of Delaware on June 16, 2006. Clinton was organized as a limited liability company under the laws of the State of Delaware on March 08, 2007. Absecon was organized as a limited liability company under the laws of the State of Delaware on May 10, 2007.

Stakool, Inc. f/k/a Mod Hospitality, Inc. f/k/a PSPP Holdings, Inc. (“the Company”) was incorporated in the State of Delaware in 1993. In 1997, the Company changed its Corporate Charter to the State of Nevada.  As of December 31, 2008, the Company maintained its Corporate Charter in the State of Nevada.

On September 22, 2008, the Company changed its name to Mod Hospitality, Inc.

On December 16, 2009 the Company changed its name to Stakool, Inc.

The transactions on March 26, 2008, May 8, 2008, and October 21, 2008 have all been rescinded effective January 24, 2010. All memberships, assets, interests or stock positions have been returned to the appropriate entity or persons.

In consideration for execution of the rescission agreement 50,000,000 common shares previously issued shall be returned to the treasury stock of the Company. The preferred shares held by Mr. Richardson have been purchased in a separate transaction. In addition as part of the rescission agreement all assets, property, securities or items of value have been transferred back to the original holders pre-acquisition.

On June 2, 2010, Stakool Inc., a Nevada corporation (the “Company”), entered into a Purchase Agreement (the “Agreement”) with LinQpay a Delaware Corporation, which was reported on June 7, 2010.  This agreement was amended on October 22, 2010.

Pursuant to the Agreement and amendment, the Company purchased 100% of LinQpay, Inc. and all of  its subsidiaries, the consideration paid to LinQpay is an aggregate of 10,000,000 fully paid and nonassessable shares of Common Stock of the Company (the “Shares”), which represent approximately 18% of the issued and outstanding shares of Common Stock of the Company.

The Company’s Shares shall be deemed to constitute $2,000,000, Two Million Dollars.  The number of shares is based at $0.20 per share, totaling 10,000,000 shares. All of the shares are deemed to be “restricted” as that term is defined in the Securities Act of 1933, as amended.

The closing of the transaction took place on December 28, 2010, Effective June 30, 2011 the above agreement was terminated as per a rescission agreement.

In June of 2011, due to the rescission of the agreement between LinQpay Inc., and Stakool, Inc., Stakool began negotiations with Anthus Life Corp. for the purchase of Stakool by Anthus Life.

Stakool is a fully reporting company and has been for more than the last twelve months; the company has two fully operating (in development stage) subsidiaries and has had revenue for each of the last four quarters reported.  Additionally, the business of Anthus Life; the production of healthy energy bars will transition smoothly to the business of Stakool, Inc. and supplying the motion picture, video production and hospitality industry by providing a healthy, and tasty, alternative to other brands pushed by companies catering to each of these industries.

The Agreement between Stakool, Inc. and Anthus Life calls for the turnover of all but approximately 500,000 issued and outstanding shares of Stakool, Inc., as well as 10,000,000 issued and outstanding Preferred Shares.

Though there have been changes in control and modifications to the Company’s business plan, the Company has continuously moved forward in its effort to find a good fit for its underlying business plan; that of hospitality, the motion picture industry and video production industry.

Section 9 – Financial Statements and Exhibits

Item 9.01:  Financial Statements.

Unaudited Pro Forma Combined Balance Sheets as of December 31, 2010, and as of June 30, 2011, are attached here as an exhibit:

Unaudited Financial Statements for Stakool, Inc. for the quarter ending June 30, 2011 are available electronically through  http://www.sec.gov and are attached as an exhibit with this Form 8-K, and are deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Audited Financial Statements for Anthus Life Corp. and for the year 2009 and 2010 are attached here as an exhibit with this Form 8-K, and are deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(d) Exhibits.

2.0	Amended Agreement of Purchase and Sale between Stakool, Inc. and Anthus Life Corp.

10.1	Agreement and Plan of Reorganization

10.2	Consulting Agreement with Kyle Gotshalk

13.1	Unaudited Financial Statements for Stakool, Inc. for the quarter ending June 30, 2011

13.2	Audited Financial Statements for Anthus Life Corp. for the year 2009

13.3	Audited Financial Statements for Anthus Life Corp. for the year 2010

13.4	Unaudited Pro Forma Combined Balance Sheets as of December 31, 2010

13.5	Unaudited Pro Forma Combined Balance Sheets as of June 30, 2011

All other information contained in this report including the exhibits hereto shall be deemed furnished, and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENT

This Report on Form 8-K and the materials incorporated herein by reference contain forward-looking statements that involve risks and uncertainties. We use words such as “may,” “assumes,” “forecasts,” “positions,” “predicts,” “strategy,” “will,” “expects,” “estimates,” “anticipates,” “believes,” “projects,” “intends,” “plans,” “budgets,” “potential,” “continue” and variations thereof, and other statements contained in this quarterly report, and the exhibits hereto, regarding matters that are not historical facts and are forward-looking statements. Because these statements involve risks and uncertainties, as well as certain assumptions, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to risks inherent in: our early stage of development, including a lack of operating history, lack of profitable operations and the need for additional capital; See “RISK FACTORS THAT MAY AFFECT OUR BUSINESS” set forth herein for a more complete discussion of these factors. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date that they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Forward-looking statements include our plans and objectives for future operations, including plans and objectives relating to our products and our future economic performance. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, future business decisions, and the time and money required to successfully complete development and commercialization of our technologies, fluctuating price of oil, as well as weather conditions, all of which are difficult, or impossible, to predict accurately and many of which are beyond our control. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of those assumptions could prove inaccurate and, therefore, we cannot assure you that the results contemplated in any of the forward-looking statements contained herein will be realized. Based on the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of any such statement should not be regarded as a representation by us or any other person that our objectives or plans will be achieved.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2011	STAKOOL, INC.

By: /s/ Peter Hellwig
Peter Hellwig
President/CEO/Director

EXHIBIT INDEX

Exhibit No.	SEC Ref. No.	Title of Document

1	2.0	Amended Agreement of Purchase and Sale between Stakool, Inc. and Anthus Life Corp.

2.	10.1	Agreement and Plan of Reorganization

3	10.2	Consulting Agreement with Kyle Gotshalk

4	13.1	Unaudited Financial Statements for Stakool, Inc. for the quarter ending June 30, 2011

5	13.2	Audited Financial Statements for Anthus Life Corp. for the year 2009

6	13.3	Audited Financial Statements for Anthus Life Corp. for the year 2010

7	13.4	Unaudited Pro Forma Combined Balance Sheets as of December 31, 2010

8	13.5	Unaudited Pro Forma Combined Balance Sheets as of June 30, 2011